AMENDED AND RESTATED

1999 EQUITY PARTICIPATION PLAN

OF

WILSHIRE FINANCIAL SERVICES GROUP INC.

Participation Plan of Wilshire Financial Services Group Inc. (the "Plan"), effective September 30, 1999 and duly amended on December 2, 1999 and June 22, 2000, for the benefit of its eligible employees and directors.

                  The purposes of the Plan are as follows:

                  (1)      To provide an additional incentive for directors and key Employees (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2)      To enable the Company to obtain and retain the services of directors and key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the
Company and/or rights which will reflect the growth, development and financial success of the Company.

                                                    ARTICLE I.

                                                    DEFINITIONS

                  1.1.     General.  Wherever the following terms are used in the Plan they shall have the
                           -------
meanings specified below, unless the context clearly indicates otherwise.

                  1.2.     Administrator. "Administrator" shall mean the entity that conducts the general
                           -------------
administration of the Plan as provided herein.  With reference to the administration of the Plan with respect to
Options granted to Independent Directors, the term "Administrator" shall refer to the Board.  With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the
Committee unless the Board has assumed the authority for administration of the Plan generally as provided in
Section 10.1.

                  1.3.     Award.   "Award" shall mean an Option, a Restricted Stock award, a Performance Award
                           -----
or a Stock Payment award which may be awarded or granted under the Plan (collectively, "Awards").

                  1.4.     Award Agreement.   "Award Agreement" shall mean a written agreement executed by an
                           ---------------
authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an
Award as the Administrator shall determine, consistent with the Plan.

                  1.5.     Award Limit.  "Award Limit" shall mean 1,000,000 shares of Common Stock, as adjusted
                           -----------
pursuant to Section 10.3 of the Plan.

                  1.6.     Board.  "Board" shall mean the Board of Directors of the Company.
                           -----

                  1.7.     Change in Control.  shall mean a change in ownership or control of the Company
                           -----------------
effected through any of the following transactions:

                           (a)      any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than ninety percent (90%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                           (b)      there is a change in the composition of the Board over a period of thirty-six
(36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

                           (c)      the stockholders of the Company approve a merger or consolidation of the
Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control;
or

                           (d)      the stockholders of the Company approve a plan of complete liquidation of the
Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  1.8.     Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                           ----

                  1.9.     Committee.  "Committee" shall mean the Compensation Committee of the Board, or another
                           ---------
committee or subcommittee of the Board, appointed as provided in Section 9.1.

                  1.10.    Common Stock.  "Common Stock" shall mean the common stock of the Company, par value
                           ------------
$0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

                  1.11.    Company.  "Company" shall mean Wilshire Financial Services Group Inc., a Delaware
                           -------
corporation.

                  1.12.    Director.  "Director" shall mean a member of the Board or an FBBH Director, as the
                           --------
context may require.

                  1.13.    DRO.  "DRO" shall mean a domestic relations order as defined by the Code or Title I of
                           ---
the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  1.14.    Employee.  "Employee" shall mean any officer or other employee (as defined in
                           --------
accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.15.    Exchange Act.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                           ------------
amended.

                  1.16.    Fair Market Value.  "Fair Market Value" of a share of Common Stock as of a given date
                           -----------------
shall be (a) the price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange) (calculated using the trailing average of the listed high and low trading price for the preceding trading days), or (b) if
Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common
Stock as established by the Administrator acting in good faith.

                  1.17.    FBBH.  "FBBH" shall mean First Bank of Beverly Hills, N.A., a Subsidiary of the
                           ----
Company.

                  1.18.    FBBH Director.  "FBBH Director" shall mean a member of the board of directors of FBBH.
                           -------------

                  1.19.    Holder.  "Holder" shall mean a person who has been granted or awarded an Award.
                           ------

                  1.20.    Incentive Stock Option.  "Incentive Stock Option" shall mean an option which conforms
                           ----------------------
to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.21.    Independent Company Director.  "Independent Company Director" shall mean a member of
                           ----------------------------
the Board who is not an Employee of the Company.

                  1.22.    Independent Director.  "Independent Director" shall mean an Independent Company
                           --------------------
Director or an Independent FBBH Director, as the context may require.

                  1.23.    Independent FBBH Director.  "Independent FBBH Director" shall mean a member of the
                           -------------------------
board of directors of FBBH who is neither an Employee nor an Independent Company Director.

                  1.24.    Non-Qualified Stock Option.  "Non-Qualified Stock Option" shall mean an Option which
                           --------------------------
is not designated as an Incentive Stock Option by the Administrator.

                  1.25.    Option.  "Option" shall mean a stock option granted under Article IV of the Plan.  An
                           ------
Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors shall be
                              --------  -------
Non-Qualified Stock Options.

                  1.26.    Performance Award.  "Performance Award" shall mean a stock bonus or other performance
                           -----------------
or incentive award that is paid in Common Stock or a combination of cash and Common Stock, awarded under Article
VIII of the Plan.

                  1.27.    Performance Criteria.  "Performance Criteria" shall mean the following business
                           --------------------
criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b)
pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  1.28.    Plan.  "Plan" shall mean The 1999 Equity Participation Plan of Wilshire Financial
                           ----
Services Group Inc.

                  1.29.    Reorganization.  "Reorganization" shall mean the prepackaged plan of reorganization
                           --------------
filed with the Bankruptcy Court for the State of Delaware on March 3, 1999.

                  1.30.    Restricted Stock.  "Restricted Stock" shall mean Common Stock awarded under Article
                           ----------------
VII of the Plan.

                  1.31.    Rule 16b-3.  "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act,
                           ----------
as such Rule may be amended from time to time.

                  1.32.    Section 162(m) Participant.  "Section 162(m) Participant" shall mean any key Employee
                           --------------------------
designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key
Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.33.    Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.
                           --------------

                  1.34.    Stock Payment.  "Stock Payment" shall mean (a) a payment in the form of shares of
                           -------------
Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under
Article VIII of the Plan.

                  1.35.    Subsidiary.  "Subsidiary" shall mean any corporation in an unbroken chain of
                           ----------
corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.36.    Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon
                           ----------------
the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to
                   --------  -------
an award made in connection with the cancellation and repricing of an Option.

                  1.37.    Termination of Directorship.  "Termination of Directorship" shall mean the time when a
                           ---------------------------
Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement.  The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of
Directorship with respect to Independent Directors.

                  1.38.    Termination of Employment.  "Termination of Employment" shall mean the time when the
                           -------------------------
employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the
Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee.  The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided,
                                                                                                    --------
however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its
-------
discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                                    ARTICLE II.

                                              SHARES SUBJECT TO PLAN

                  2.1.     Shares Subject to Plan.
                           ----------------------

                           (a)      The shares of stock subject to Awards shall initially be shares of the
         Company's Common Stock, par value $0.01 per share.  The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed
         Four Million (4,000,000) of which no more than Five Hundred Thousand (500,000) shares may be issued as
         Restricted Stock or Performance Awards.  The shares of Common Stock issuable upon exercise of such
         Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                           (b)      The maximum number of shares which may be subject to Awards, granted under the
         Plan to any individual in any fiscal year shall not exceed the Award Limit.   To the extent required by
         Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

                  2.2.     Add-back of Options and Other Rights.  If any Option, or other right to acquire shares
                           ------------------------------------
of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such
Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1.  Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be
optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.   Shares of Common Stock which
are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.  If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.  Notwithstanding the provisions of this Section
2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive
Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                                   ARTICLE III.

                                                GRANTING OF AWARDS

                  3.1.     Award Agreement.  Each Award shall be evidenced by an Award Agreement.  Award
                           ---------------
Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section
162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2.     Provisions Applicable to Section 162(m) Participants.
                           ----------------------------------------------------

                           (a)      The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                           (b)      Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance
         Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the
         Performance Criteria.

                           (c)      To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the
         Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section
         162(m) Participant for such fiscal year or other designated fiscal period or period of service.
         Following the completion of each fiscal year or other designated fiscal period or period of service, the
         Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service.  In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                           (d)      Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the
         Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3.     Limitations Applicable to Section 16 Persons.        Notwithstanding any other
                           --------------------------------------------
provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act)
that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the
Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.4.     Consideration.            In consideration of the granting of an Award under the Plan,
                           -------------
the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an
Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the
Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

                  3.5.     At-Will Employment.       Nothing in the Plan or in any Award Agreement hereunder
                           ------------------
shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any
Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                                    ARTICLE IV.

                                         GRANTING OF OPTIONS TO EMPLOYEES
                                             AND INDEPENDENT DIRECTORS

                  4.1.     Eligibility.  Any Employee selected by the Committee pursuant to Section 4.4(a)(i)
                           -----------
shall be eligible to be granted an Option.  Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

                  4.2.     Disqualification for Stock Ownership.  No person may be granted an Incentive Stock
                           ------------------------------------
Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive
Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3.     Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted
                           ----------------------------------------
to any person who is not an Employee.

                  4.4.     Granting of Options to Employees.
                           --------------------------------

                           (a)      The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                                    (i)     Determine which Employees are key Employees and select from among the key Employees (including Employees who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                                    (ii)    Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees;

                                    (iii)   Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C)
                  of the Code; and

                                    (iv)    Determine the terms and conditions of such Options,
                  consistent with the Plan; provided, however, that the terms and conditions of Options
                                            --------  -------
                  intended to qualify as performance-based compensation as described in Section
                  162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                           (b)      Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                           (c)      Any Incentive Stock Option granted under the Plan may be modified by the
         Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5.     Granting of Options to Independent Directors.
                           --------------------------------------------

                                    (a)     Each person who is an Independent Company Director as of or following the date of the confirmation of the Reorganization automatically shall be granted (i) an Option to purchase thirty thousand (30,000) shares of Common Stock (subject to adjustment as provided in Section
         10.3) on the date of the commencement of such directorship and (ii) an Option to purchase ten thousand
         (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders at which the Independent Company Director is reelected to the Board.
         Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence.

                                    (b)     Each person who is an Independent FBBH Director as of or following the date of the confirmation of the Reorganization automatically shall be granted (i) an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section
         10.3) on the date of the commencement of such directorship and (ii) an Option to purchase five thousand
         (5,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of the Company's stockholders.  Members of the FBBH Board who are Employees who
         subsequently retire from the Company and remain on the FBBH Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company or any Subsidiary, Options as described in clause (ii) of the preceding sentence.

                                    (c)     All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

                  4.6.     Options in Lieu of Cash Compensation.  Options may be granted under the Plan to
                           ------------------------------------
Employees in lieu of cash bonuses which would otherwise be payable to such Employees and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                                    ARTICLE V.

                                                 TERMS OF OPTIONS

                  5.1.     Option Price.  Subject to Section 5.6, the price per share of the shares subject to
                           ------------
each Option granted to Employees shall be set by the Committee; provided, however, that such price shall be no
                                                                --------  -------
less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law and:

                           (a)      in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair
         Market Value of a share of Common Stock on the date the Option is granted;

                           (b)      in the case of Incentive Stock Options such price shall not be less than 100%
         of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the
         Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

                           (c)      in the case of Incentive Stock Options granted to an individual then owning
         (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

                  5.2.     Option Term.  The term of an Option granted to an Employee shall be set by the
                           -----------
Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not
                             --------  -------
be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning
(within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section
422 of the Code).  Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder, or amend any other term or condition of such Option relating to such a termination.

                  5.3.     Option Vesting
                           --------------

                           (a)      The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted;
         provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or
         --------  -------
         otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the
         Exchange Act within the period ending six months and one day after the date the Option is granted.  At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an
         Employee vests.

                           (b)      No portion of an Option granted to an Employee which is unexercisable at
         Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the
         Option.

                           (c)      To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
         Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year
         (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such
         Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code.
         The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.  For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                           (d)      Notwithstanding any other provision of this Plan, in the event of a Change in
         Control as defined in Section 1.7(c) that is or is to be accounted for as a "pooling of interests", each outstanding Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                  5.4.     Terms of Options Granted to Independent Directors.
                           -------------------------------------------------

                           (a)      Subject to Section 5.6, the price per share of the shares subject to each
Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to
                                --------  -------
Independent Directors on the date of the confirmation of the Reorganization shall equal the price per share of
Common Stock calculated using the trailing average of the listed high and low trading price for the following twenty trading days. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33.3% on each of the first, second and third anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors.  No portion of an Option which is unexercisable at Termination of
Directorship shall thereafter become exercisable.

                           (b)      Notwithstanding any other provision of this Plan, in the event of a Change in
Control, each outstanding Award to an Independent Director shall, immediately prior to the effective date of the
Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                  5.5.     Substitute Awards.
                           -----------------

                  Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an
Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the
Fair Market Value per share on the date of grant, provided, that the excess of:
                                                  --------

                           (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted)
         of the shares subject to the Substitute Award; over

                           (b)  the aggregate exercise price thereof;  does not exceed the excess of;

                           (c)  the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the
         Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                           (d)  the aggregate exercise price of such shares.

                  5.6.     Repricing.  Notwithstanding anything herein to the contrary, no Option may be
                           ---------
cancelled and reissued in any transaction or series of related transactions for the purpose of modifying the price per share of the shares subject to such Option.

                                                    ARTICLE VI.

                                                EXERCISE OF OPTIONS

                  6.1.     Partial Exercise.  An exercisable Option may be exercised in whole or in part.
                           ----------------
However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2.     Manner of Exercise.  All or a portion of an exercisable Option shall be deemed
                           ------------------
exercised upon delivery of all of the following to the Secretary of the Company or his office:

                           (a)      A written notice complying with the applicable rules established by the
         Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                           (b)      Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the
         Securities Act and any other federal or state securities laws or regulations.  The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                           (c)      In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                           (d)      Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised.  However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common
         Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the
         Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the
         Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
         (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the
         Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment
                                                                                           --------
         of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv),
         (v) and (vi).  In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note.  The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  6.3.     Conditions to Issuance of Stock Certificates.  The Company shall not be required to
                           --------------------------------------------
issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a)      The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                           (b)      The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                           (c)      The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d)      The lapse of such reasonable period of time following the exercise of the
         Option as the Administrator may establish from time to time for reasons of administrative convenience;
         and

                           (e)      The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

                  6.4.     Rights as Stockholders.  Holders shall not be, nor have any of the rights or
                           ----------------------
privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such
Holders.

                  6.5.     Ownership and Transfer Restrictions.  The Administrator, in its absolute discretion,
                           -----------------------------------
may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares.  The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of
Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such
Holder.

                  6.6.     Limitations on Exercise of Options Granted to Independent Directors.  No Option
                           -------------------------------------------------------------------
granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                           (a)      The expiration of twelve (12) months from the date of the Holder's death;

                           (b)      the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3)
         of the Code);

                           (c)      the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

                           (d)      The expiration of ten (10) years from the date the Option was granted.

                  6.7.     Additional Limitations on Exercise of Options.  Holders may be required to comply with
                           ---------------------------------------------
any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                                   ARTICLE VII.

                                             AWARD OF RESTRICTED STOCK

                  7.1.     Eligibility.  Subject to the Award Limit, Restricted Stock may be awarded to any
                           -----------
Employee who the Committee determines is a key Employee.

                  7.2.     Award of Restricted Stock
                           -------------------------

                           (a)      The Committee may from time to time, in its absolute discretion:

                                    (i)     Determine which Employees are key Employees and select from among the key Employees (including Employees who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                                    (ii)    Determine the purchase price, if any, and other terms and
                  conditions applicable to such Restricted Stock, consistent with the Plan.

                           (b)      The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of
                               --------  -------
         the Common Stock to be purchased, unless otherwise permitted by applicable state law.  In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                           (c)      Upon the selection of a key Employee to be awarded Restricted Stock, the
         Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  7.3.     Rights as Stockholders.  Subject to Section 7.4, upon delivery of the shares of
                           ----------------------
Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his
Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with
               --------  -------
respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

                  7.4.     Restriction.  All shares of Restricted Stock issued under the Plan (including any
                           -----------
shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee
                                                             --------  -------
otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided,
                                                                                                --------
further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement.  Restricted
Stock may not be sold or encumbered until all restrictions are terminated or expire.  If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted
Stock shall be surrendered to the Company without consideration, upon Termination of Employment with the Company;
provided, however, that except with respect to shares of Restricted Stock granted to Section 162(m) Participants,
--------  -------
the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, death, disability or otherwise.  Notwithstanding anything to the contrary in this
Section 7.4, in the event of and immediately prior to a Change in Control as defined in Section 1.7(c) that is to be accounted for as a "pooling of interests", all unvested shares of Restricted Stock shall immediately vest such that no such lapse or surrender shall occur following such Change in Control.

                  7.5.     Repurchase of Restricted Stock.  The Committee shall provide in the terms of each
                           ------------------------------
individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted
Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted
Stock; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m)
       --------  -------
Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following any Change in Control of the
Company or because of the Holder's retirement, death, disability or otherwise.  Notwithstanding anything to the contrary in this Section 7.5, in the event of and immediately prior to a Change in Control as defined in Section
1.7(c) that is to be accounted for as a "pooling of interests", any such repurchase rights shall expire.

                  7.6.     Escrow.  The Secretary of the Company or such other escrow holder as the Committee may
                           ------
appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  7.7.     Legend.  In order to enforce the restrictions imposed upon shares of Restricted Stock
                           ------
hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of
Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  7.8.     Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the
                           ----------------------
Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                                   ARTICLE VIII.

                                       PERFORMANCE AWARDS and STOCK PAYMENTS

                  8.1.     Eligibility.  Subject to the Award Limit, one or more Performance Awards and/or Stock
                           -----------
Payments may be granted to any Employee whom the Committee determines is a key Employee.

                  8.2.     Performance Awards.  Any key Employee selected by the Committee may be granted one or
                           ------------------
more Performance Awards.  The value of such Performance Awards may be linked to any one or more of the
Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.  In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

                  8.3.     Stock Payments.  Any key Employee selected by the Committee may receive Stock Payments
                           --------------
in the manner determined from time to time by the Committee.  The number of shares shall be determined by the
Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

                  8.4.     Term.  The term of a Performance Award and/or Stock Payment shall be set by the
                           ----
Committee in its discretion.

                  8.5.     Exercise or Purchase Price.  The Committee may establish the exercise or purchase
                           --------------------------
price of a Performance Award or shares received as a Stock Payment; provided, however, that such price shall not
                                                                    --------  -------
be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

                  8.6.     Exercise Upon Termination of Employment.  A Performance Award, and/or Stock Payment is
                           ---------------------------------------
exercisable or payable only while the Holder is an Employee; provided, however, that except with respect to
                                                             --------  -------
Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.  Notwithstanding anything to the contrary in this Article 8, in the event of a Change in Control as defined in Section 1.7(c) that is or is to be accounted for as a "pooling of interests", all outstanding
Performance Awards and Stock Payments shall be immediately exercisable or payable following such Change in
Control.

                  8.7.     Form of Payment.  Payment of the amount determined under Section 8.2 or 8.3 above
                           ---------------
shall be in cash, in Common Stock or a combination of both, as determined by the Committee.  To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                                    ARTICLE X.

                                                  ADMINISTRATION

                  9.1.     Compensation Committee.  The Compensation Committee (or another committee or a
                           ----------------------
subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Company Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m)
of the Code.  Appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may be filled by the Board.

                  9.2.     Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the
                           ------------------------------
general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.  Notwithstanding the foregoing, the full
Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

                  9.3.    Majority Rule; Unanimous Written Consent.  The Committee shall act by a majority of
                           ----------------------------------------
its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  9.4.     Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee
                           ---------------------------------------------------------
shall receive such compensation, if any, for their services as members as may be determined by the Board.  All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company.  The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons.  The Committee, the Company and the Company's officers and
Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons.  No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the
Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  9.5.    Delegation of Authority to Grant Awards.  The Committee may, but need not, delegate
                           ---------------------------------------
from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who
are officers of the Company who are delegated authority by the Committee hereunder.  Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee.  At all times, any committee appointed under this
Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                                    ARTICLE XI.

                                             MISCELLANEOUS PROVISIONS
                  10.1.    Not Transferable.  No Award under the Plan may be sold, pledged, assigned or
                           ----------------
transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the
Administrator pursuant to a DRO.  After the death of the Holder, any exercisable portion of an Option or other
Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award
Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased
Holder's will or under the then applicable laws of descent and distribution.  Notwithstanding the foregoing provisions of this Section 10.1, the Administrator, in its sole discretion, may determine to grant to any Holder an Award  which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, by gift, without the receipt of any consideration, to a member of the Holder's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided, that an Award that has been so transferred shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

                  10.2.    Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in
                           ------------------------------------------------
this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator.  However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 10.3 on the maximum number of shares which may be issued under the Plan.  No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                           (a)      The expiration of ten years from the date the Plan is adopted by the Board; or

                           (b)      The expiration of ten years from the date the Plan is approved by the
         Company's stockholders under Section 10.4.

                  10.3.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the
                           -----------------------------------------------------------------------------------
Company and Other Corporate Events.
----------------------------------

                           (a)      Subject to Section 10.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                                    (i)     the number and kind of shares of Common Stock (or other
                  securities or property) with respect to which Awards may be granted or awarded
                  (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award
                  Limit),

                                    (ii)    the number and kind of shares of Common Stock (or other
                  securities or property) subject to outstanding Awards, and

                                    (iii)   the grant or exercise price with respect to any Award.

                           (b)      Subject to Sections 5.3(d), 5.4(b) and 10.3(d), in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                                    (i)     To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                                    (ii)    To provide that the Award cannot vest, be exercised or
                  become payable after such event;

                                    (iii)   To provide that such Award shall be exercisable as to all
                  shares covered thereby, notwithstanding anything to the contrary in the provisions of such Award;

                                    (iv)    To provide that such Award be assumed by the successor or
                  survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                                    (v)     To make adjustments in the number and type of shares of
                  Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                                    (vi)    To provide that, for a specified period of time prior to
                  such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under
                  Section 7.5 or forfeiture under Section 7.4 after such event

                                    (vii)   To provide that, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in
                  Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock; and

                                    (viii)  To provide that, in the event of any transaction described in Section 10.3(a), each outstanding Award shall, immediately prior to the effective date of such transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common
                  Stock.  However, an outstanding right shall not so accelerate if and to the extent:
                  (i) such right is, in connection with such transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Administrator at the time of grant.  The determination of comparability of rights under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive

                           (c)      Subject to Sections 3.2, 3.3, 5.3(d), 5.4(b), 7.4, 7.5, 8.6 and 10.3(d), the
         Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                           (d)      With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section
         162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section
         10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the
         Administrator determines that the Award is not to comply with such exemptive conditions.  The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                           (e)      Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void.  All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion  with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                           (f)      The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  10.4.    Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the
                           --------------------------------
Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan.  Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.  In addition, if the Board determines that Awards other than Options which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance
Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

                  10.5.    Tax Withholding.  The Company shall be entitled to require payment in cash or
                           ---------------
deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award.  The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common
Stock) having a Fair Market Value equal to the sums required to be withheld.

                  10.6.    Loans.  The Committee may, in its discretion, extend one or more loans to key
                           -----
Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan.  The terms and conditions of any such loan shall be set by the Committee.

                  10.7.    Forfeiture Provisions.  Pursuant to its general authority to determine the terms and
                           ---------------------
conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested)
shall be forfeited, if (b)(i) a Termination of Employment or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or
(iii) the Holder incurs a Termination of Employment or Termination of Directorship for cause.

                  10.8.    Effect of Plan Upon Options and Compensation Plans.  The adoption of the Plan shall
                           --------------------------------------------------
not affect any other compensation or incentive plans in effect for the Company or any Subsidiary.  Nothing in the
Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  10.9.    Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and
                           --------------------
the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under  Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the
Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  10.10.   Titles.  Titles are provided herein for convenience only and are not to serve as a
                           ------
basis for interpretation or construction of the Plan.

                  10.11.   Governing Law.  The Plan and any agreements hereunder shall be administered,
                           -------------
interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

                                                       * * *
                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Wilshire
Financial Services Group Inc.

                  Executed on this ____ day of August 2000.

                                                           By:
                                                                      --------------------

                                                                      Secretary